UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 29, 2007

Fremont General Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-08007	95-2815260
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2425 Olympic Boulevard, 3rd Floor, Santa Monica, California		90404
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(310) 315-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement.

On June 29, 2007, the Management Continuity Agreement, dated August 7, 2003, by and among Fremont General Corporation (the "Company"), Fremont Investment & Loan (the "Bank") and Kyle R. Walker, as amended on August 2, 2006 (the "Management Continuity Agreement"), was terminated. Termination of the Management Continuity Agreement was in connection with Mr. Walker's departure from his position as President and Chief Executive Officer of the Bank, as described in Item 5.02 below, which description is hereby incorporated by reference into this Item. The Management Continuity Agreement provided Mr. Walker with certain employment related benefits upon (i) the occurrence of a Company Event (as therein defined) and (ii) termination of Mr. Walker's employment in connection with such a Company Event under the circumstances enumerated in the Management Continuity Agreement. The foregoing description of the Management Continuity Agreement is qualified in its entirety by reference to (i) the Management Continuity Agreement, filed as Exhibit 10.6 to the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2003, and (ii) the Amendment to Extend the Term of the Management Continuity Agreement for Kyle R. Walker, filed as Exhibit 10.3 to the Company's Current Report on Form 8-K, dated August 2, 2006, each of which is incorporated by reference herein. In connection with his departure, Mr. Walker will receive a payment equal to one year of his salary as severance.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 2, 2007, the Company announced the completion of the previously announced sale of the Company’s commercial real estate lending business and outstanding commercial real estate loan portfolio to iStar Financial Inc. ("iStar"). The terms of the transaction were described in a Current Report on Form 8-K filed by the Company on May 24, 2007, which description is incorporated by reference herein.
At the closing, the Bank received (i) a cash payment of $1,893,736,081.94 and (ii) a participation interest in the total loan portfolio with a principal amount equal to $4,201,207,816.25, which will bear interest at LIBOR + 150 basis points. These amounts are based on a calculation as of a date prior to the closing date. Pursuant to the Asset Purchase Agreement governing the transaction (the "Asset Purchase Agreement"), the cash amount paid and the principal amount of the participation interest will be trued up through the closing date. The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the Asset Purchase Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed on May 24, 2007, and is incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 29, 2007, Alan W. Faigin (50), the Company’s Secretary, General Counsel and Chief Legal Officer, and Chief Legal Officer of the Bank, was appointed interim President and Chief Executive Officer of the Bank, replacing Kyle R. Walker. It is expected that Mr. Faigin will serve in this position until he is succeeded by Carl B. Webb. Mr. Webb is expected to become President and Chief Executive Officer of the Bank upon the receipt of regulatory approval of the proposed minority investment in the Company by an investor group led by Gerald J. Ford, as previously announced by the Company on May 22, 2007, and disclosed in the Company's Current Report on Form 8-K filed on May 24, 2007.

Mr. Faigin first joined the Company in 1980 and has held, and currently holds, a number of director and executive officer positions at the Company and its subsidiaries.

The employment agreement, dated April 11, 2007, between Mr. Faigin and the Company (the "Employment Agreement") will continue to govern his current employment with the Company and his new interim positions with the Bank. The Employment Agreement was filed as Exhibit 10.1 to the Company's Current Report on Form 8-K, dated April 11, 2007, and is incorporated herein by reference. Mr. Faigin is also party to a letter agreement with the Company pursuant to which a retention bonus of a cash amount equal to one year’s base salary will be payable to him on April 1, 2008. This bonus will be forfeit in the event that Mr. Faigin should voluntarily resign prior to such date.

In connection with the proposed minority investment transaction, a proxy statement relating to certain of the matters discussed in this report is expected to be filed with the SEC. When filed, copies of the proxy statement and other related documents may be obtained free of charge on the SEC website (www.sec.gov). THE COMPANY’S STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The Company, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from the Company’s stockholders in connection with certain of the matters discussed in this report. Information regarding such persons and their interests in the Company is contained in the Company’s proxy statements and annual reports on Form 10-K filed with the SEC. Stockholders and investors may obtain additional information regarding the interests of the Company and its directors and executive officers in the matters discussed in this report, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the matters discussed in this report, which are expected to be filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information:

The pro forma financial information required by this item is not being filed herewith. To the extent information is required by this Item, it will be filed with the U.S. Securities and Exchange Commission by amendment as soon as practicable, but no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

Forward-Looking Statements

This report may contain “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements and the Company’s currently reported results are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. These statements and the Company’s reported results are not guarantees of future performance and there can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially and adversely from the Company’s projected or reported results as a result of significant risks, uncertainties and assumptions that are difficult to predict, including:

• the impact of the Company’s withdrawal from the sub-prime residential real estate mortgage lending business;
• the probability of the closing of the transactions outlined in the definitive agreement for the minority investment in the Company;
• the probability of the completion of the proposed agreement to sell substantially all of the Company’s sub-prime residential real estate business and loans;
• changes in the interest rate and competitive environments;
• changes in general and specific economic conditions and trends;
• changes in asset and loan valuations and the costs of originating loans;
• changes in the volumes of loans originated, loans sold, the pricing of existing and future loans, and the values realized upon the sale of such loans;
• access to the necessary capital and deposit resources to fund loan originations and the condition of the whole loan sale and securitization markets;
• the impact of home price valuations and other changes in the commercial and residential real estate markets;
• the effect of litigation, state and federal legislation and regulations, and development of, and the variability in determining, the allowance for loan losses;
• the impact of the Cease and Desist Order issued by the Federal Deposit Insurance Corporation on the Company’s ability to conduct its business;
• the impact of changes in federal and state tax laws and interpretations, including tax rate changes;
• the ability to maintain an effective system of internal and financial disclosure controls, and to identify and remediate any control deficiencies, under the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; and
• other events and factors beyond our control.

For a more detailed discussion of risks and uncertainties, see the Company’s other public filings with the SEC. The Company undertakes no obligation to publicly update any forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fremont General Corporation

July 6, 2007	By:	/s/ Louis J. Rampino

Name: Louis J. Rampino
Title: President and Chief Executive Officer